The main machine and electrical equipment in reconstruction of Laiyegou Coal Mine monetary unit: RMB yuan

name	model/specification	unit price	quantity	total amount	usage	description
double drum coal mining machine	MG-250,N=250kw	174500	1	174500	cut coal	power: 250kw
						height mining: 1.3
						depth cuttinig: 600mm
						diameter of drum: 1
						driving method: drived by chain hydraulic pressure
						driving speed: 0-6.
						power voltage: 660V

The main machine and electrical equipment in reconstruction of Laiyegou Coal Mine monetary unit: RMB yuan

name	model/specification	unit price	quantity	total amount	usage	description
flexible sonveyor with plough blade	SGB - 630/150C, 150kw, L=103m	47580	2	95160	subsidiary transportation system on working place, collect coal cut by coal mining machine.	machine installation power: 250kw
						rated transportation capacity: 250t/h
						power voltage: 660V
						designed length:103m

SECQ88 A List of Main Machine and Equipment for the Reconstruction and Expansion of Laiyegou Coalmine

	name	model/specification	unit price (RMB)	quantity	total amount (RMB)	usage	description
1	crushing machine	PEM10000x650 II	16000	1	16000	crush coal	machineinstallation power:55kw
							crushing capacity:250t/h
							power voltage: 660V

2	belt transmission machine in shipping passage	SSD800/2x40,l=580mm, N= 2x40kw	5636000	1	5636000	transport coal from flexible sonveyor to belt transmission machine	machine installation power: 40x2kw
							transporting capacity: 400t/h
							power voltage: 660V
							width of belt: 800mm
							belt speed: 2.0m/s

3	hung moving hydraulic pressure bracket for composition of integral supporting girder	ZH2200/17/22Z	33600	96	3225600	is used to support and protect roof plate	height of brackeet:2200mm
							length of bracket:3200mm
							center to center spacing between bracket
							quantity of bracket: 4
							journey of bracket:630mm
							journey of protraction girder: 800mm
							working resistance:2200kN
							initial supporting force: 1080kN
							supporting and protecting intensity:0.55Mpa
							maximum roof controlling distance:3800mm
							pressure in pump station:19.6Mpa
							working liquid: M10 emulsion liquid
4	belt transmission machine	STJ800/2x40,B=800mm, L=320m,N=2x40kw	263600	2	527200	is used to transport coal on main well	power: 2x40kw
							width of belt: 800mm
							transportation capacity: 400t/h
							power voltage: 660V

5	explosion proof railless vehicle with rubber wheel	WQC4J WQC3J WRC20/20J	300000	2	600000	transport material under well	flat head one-row dump car
							carrying capacity/person:4000kg
							power/revolving speed: 65kw/2200rpm
							size(mm³):5800x2010x2130
							drive: by disesl
			250000	1	250000	transport material under well	flat head one-row flat car
							carrying capacity/person: 3000kg/2person
							power/revolving speed: 65kw/2200rpm
							size(mm³):5800x2010x2130
							drive: by disesl
			450000	1	450000	carry staff	flat head one-row staff car
							carrying capacity/person: 4000kg/20person
							power/revolving speed: 65kw/2200rpm
							size(mm³): 6040x2066x2180
							drive: by disesl
6	carry-scraper for material	EIMCO 913HLC	200000	1	200000	transport material under well	power/revolving speed: 75kw
							drive: by disesl

7	rubber belt sonveyor in main plain well	type DTII, B=800mm, L=300mm	441508	1	441508	is used to transport coal under well to surface	power : 55kw
							width of belt: 800mm
							transportation capacity:200t/h
							belt speed: 2.5m/s
							length of belt: 300m
8	rubber belt sonveyor for mixed coal	type DTII, B=800mm, L=186mm	273735	1	273735	is used to transport coal from reshipping place to sifting machine with plough blade	power : 55kw
							width of belt: 800mm
							transportation capacity: 200t/h
							belt speed: 2.5m/s
							length of belt: 186m

9	reshipping machine	SZD- 630/75P,75kw,L=31m	290000	1	290000	subsidiary transportation system with flexible sonveyor	loading power: 75kw
							rated transportation capacity:450t/h
							power voltage: 660V

10	double drum coal mining machine	MG-250,N=250kw	174500	1	174500	cut coal	power: 250kw
							height mining: 1.3--2.5m
							depth cuttinig: 600mm
							diameter of drum: 1.4m
							driving method:drived by hydraulic pressure
							driving speed: 0-6.0 m/min
							power voltage: 660V
11	flexible sonveyor with plough blade	SGB- 630/150C,150kw,L=103m	47580	2	95160	subsidiary transportation system on working place,collect coal cut by coal mining machine.	machine installation power: 250kw
							rated transportation capacity:250t/h
							power voltage: 660V
							designed length:103m

12	crushing machine	PEM10000x650II	16000	1	16000	crush coal	machine installation power: 55kw
							crushing capacity:250t/h
							power voltage: 660V
13	axial flow ventilator	BDK-6-No.19	210000	2	420000	using the coalmine ventilated system	a centralized particularisation mode
							input air request at the mine: 42km²/s
							motor power: 90kw.

14	central station on the ground	monitoring main engine	industrial controlling machine	18000	2	36000	monitor. including one for preemergency	CPU:2.4GHz,internal storage: 512M, hard disk: 80G,monitor: 17" color monitor
		remote terminal	multi- media commercial machine(Le novo)	8000	2	16000	remote monitor	CPU:2.4GHz,internal storage: 512M, hard disk: 60G,monitor: 17" color liquid crystal monitor
		monitoring soft ware	KJF2000, Version2.0	50000	1	50000	software
15	DDK-60 telecommunication switch	DDK-60		28140	1	28140	communication exchanger for communication and attemper	maximum entension: 60 door

SECQ88 A List of Main Machine and Equipment for the Reconstruction and Expansion of Laiyegou Coalmine

name	model/specification	unit price (RMB)	quantity	total amount (RMB)	usage	description
crushing machine	PEM10000x650II	16000	1	16000	crush coal	machine installation power: 55kw
						crushing capacity: 250t/h
						power voltage: 660V

belt transmission machine in shipping passage	SSD800/2x40,l=580mm, N=2x40kw	5636000	1	5636000	transport coal from flexible sonveyor to belt transmission machine	machine installation power: 40x2kw
						transporting capacity: 400t/h
						power voltage: 660V
						width of belt: 800mm
						belt speed: 2.0 m/s
hung moving hydraulic pressure bracket for composition of integral supporting girder	ZH2200/17/22Z	33600	96	3225600	is used to support and protect roof plate	height of bracket:2200mm
						length of bracket:3200mm
						center to center spacing between bracket
						quantity of bracket: 4 pcs
						journey of bracket: 630mm
						journey of protraction girder:800mm
						working resistance:2200kN
						initial supporting force: 1080kN
						supporting and protecting intensity:0.55Mpa
						maximum roof controlling distance:3800mm
						pressure in pump station: 19.6Mpa
						working liquid: M10 emulsion liquid

belt transmission machine	STJ800/2x40,B=800mm, L=320m,N=2x40kw	263600	2	527200	is used to transport coal on main well	power: 2x40kw
						width of belt: 800mm
						transportation capacity: 400t/h
						power voltage: 660V
explosion proof railless vehicle with rubber wheel	WQC4J WQC3J WRC20/20J	300000	2	600000	transport material under well	flat head one-row dump car
						carrying capacity/person: 4000kg
						power/revolving speed: 65kw/2200rpm
						size(mm³):5800x2010x2130
						drive: by disesl
		250000	1	250000	transport material under well	flat head one-row flat car
						carrying capacity/person:
						3000kg/2person
						power/revolving speed: 65kw/2200rpm
						size(mm³):5800x2010x2130
						drive: by disesl
		450000	1	450000	carry staff	flat head one-row staff car
						carrying capacity/person:
						4000kg/20person
						power/revolving speed: 65kw/2200rpm
						size(mm³): 6040x2066x2180
						drive: by disesl
carry-scraper for material	EIMCO 913HLC	200000	1	200000	transport material under well	power/revolving speed: 75kw
						drive: by disesl

rubber belt sonveyor in main plain well	type DTII, B=800mm, L=300mm	441508	1	441508	is used to transport coal under well to surface	power : 55kw
						width of belt: 800mm
						transportation capacity: 200t/h
						belt speed: 2.5m/s
						length of belt: 300m

rubber belt sonveyor for mixed coal	type DTII, B=800mm, L=186mm	273735	1	273735	is used to transport coal from reshipping place to sifting machine with plough blade	power : 55kw
						width of belt: 800mm
						transportation capacity: 200t/h
						belt speed: 2.5m/s
						length of belt: 186m

reshipping machine	SZD- 630/75P,75kw,L=31m	290000	1	290000	subsidiary transportation system with flexible sonveyor	loading power: 75kw
						rated transportation capacity:450t/h
						power voltage: 660V

double drum coal mining machine	MG-250,N=250kw	174500	1	174500	cut coal	power: 250kw
						height mining: 1.3--2.5m
						depth cuttinig: 600mm
						diameter of drum: 1.4m
						drived by chain hydraulic pressure
						driving speed: 0-6. 0 m/min
						power voltage: 660V
flexible sonveyor plough blade	SGB-630/150C,150kw, L=103m	47580	2	95160	subsidiary transportation system on working place, collect coal cut by coal mining	machine installation power:250kw
						rated transportation capacity:250t/h
						power voltage: 660V
						designed length:103m

crushing machine	PEM10000x650II	16000	1	16000	crush coal	machine installation power: 55kw
						crushing capacity:250t/h
						power voltage: 660V

axial flow ventilator	BDK-6-No.19		210000	2	420000	using the coalmine ventilated system	a centralized particularisation mode
							input air request at the mine: 42km²/s
							motor power: 90kw.
KJ83 safety supervision / control system	this system is composed of central station on the ground and monitoring substation under
central station on the ground	monitoring main engine	industrial controlling machine	2	18000	36000	monitor. including one for preemergency	CPU:2.4GHz, internal storage:512M, hard disk: 80G,monitor: 17" color monitor
	remote	multi-media commercial machine(Lenovo)	2	8000	16000	remote monitor	CPU:2.4GHz,internal storage:512M,hard disk: 60G, monitor: 17" color liquid crystal monitor
	monitoring software	KJF2000, Version2.0	1	50000	50000	software
monitoring substation under ground	monitoring substation	KJF-39	8	12000	96000
	methane sensor	KGY-D02A	7	2800	19600
	carbon monoxide sensor	GTH100/500	4	6800	27200
	wind speed sensor	GFC-15	4	4700	18800
	temperature sensor	KJFW22	5	2850	14250
DDK-60 telecommunication switch	DDK-60		1	28140	28140	communication exchanger for communication and attemper	maximum entension: 60 door

Remark: Rows that were highlight in Yellow; info is not available; shall contract the engineer or supplier for detail info if request